Exhibit 10.2

Option Grant Issued (#) ___

MISSION PRODUCE, INC. 2003 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase common stock of Mission Produce, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares Granted:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Mission Produce, Inc. 2003 Stock Incentive Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. You hereby represent that both the option and any shares issued upon exercise of the option have been or will be acquired for investment for your own account and not with a view to or for sale in connection with any distribution or resale of the security.

Optionee:	Mission Produce, Inc.

By:	By:

Name:	Name:

ANNEX I

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT IS NOT TRANSFERABLE

OTHER THAN AS SET FORTH IN THIS AGREEMENT.

MISSION PRODUCE, INC. 2003 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Section 1 Grant Of Option

1.1 Option. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the “Agreement”) is attached (the “Notice of Stock Option Grant”) and this agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the “Optionee”) the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the “Exercise Price”) the number of shares of Stock set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

1.2 Stock Plan and Defined Terms. This option is granted pursuant to and subject to the terms of the Mission Produce, Inc. 2003 Stock Incentive Plan, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option or (ii) the first day of the Optionee’s Service) and as amended from time to time (the “Plan”), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

Section 2 Right To Exercise

2.1 Exercisability. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares of Stock purchased by exercising this option may be subject to the Right of Repurchase under Section 7. In addition, if (i) there is a Change in Control before the Optionee’s Service terminates and (ii) the option is cancelled without substitution of a successor option or payment of any consideration, Optionee shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to the Change in Control or ten days after the Administrator provides the Optionee with a notice of cancellation, to exercise this option in whole or in part without regard to any installment exercise provisions in this Agreement.

2.2 $100,000 Limitation. Under Code Section 422(d), the aggregate fair market value (determined at the time the option is granted) of the shares of Stock with respect to which ISOs are exercisable for the first time during any calendar year (under all ISO plans of the Company, Parent and Subsidiaries) shall not exceed $100,000 (the “$100,000 Annual Limitation”). If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee’s right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 Annual Limitation, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. If the Optionee has more than one option that has been designated as an ISO, the determination as to which of such options are to be treated as ISOs shall be based on the order in which such options were granted. If the $100,000 Annual Limitation is first exceeded as the result of the option covered by this Agreement, upon each exercise of this option, that fraction of shares of Common Stock covered by such exercise, equal to (i) the amount by which the grant of this option causes the $100,000 Annual Limitation to be exceeded, divided by (ii) the aggregate Fair Market Value of this option, determined as provided above, shall be treated as shares acquired upon exercise of a Non-Qualified Stock Option, and the balance shall be treated as shares acquired upon exercise of an ISO.

2.3 Shareholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.

Section 3 No Transfer Or Assignment

3.1 Transfer of Option.

3.1.1 Transfer of Option. Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant’s immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a “Permitted Transferee”). For purposes of this Section 3, “immediate family” shall mean the Optionee’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

3.2 Transfer of Stock Acquired Pursuant to Exercise. Notwithstanding anything to the contrary herein, a Participant may not transfer Stock acquired under this Agreement within six months after the purchase of such Stock (or such other period as may be required to avoid a charge to earnings for financial accounting purposes) (the “Requisite Holding Period”), other than to a Permitted Transferee (as described in Section 3.1 above), if the Stock is not readily tradable on an established securities market.

Section 4 Exercise Procedures

4.1 Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto (“Notice of Exercise”) to the Company in the manner specified pursuant to Section 14.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of shares of Stock for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. If this option is to be exercised by the Optionee’s representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

4.2 Issuance of Shares. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the shares of Stock as to which this option has been exercised, registered in the name of Optionee (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship) or the Permitted Transferee. The Company shall cause such certificate or certificates to be held in the Company’s custody or delivered to or upon the order of the person exercising this option.

4.3 Withholding Taxes. If the Company determines that the Company, Parent or a Subsidiary is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of shares of Stock purchased by exercising this option.

Section 5 Payment For Stock

5.1 General Rule. The entire Exercise Price of shares of Stock issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

5.1.1 Cashless Exercise. During any period for which the Stock is publicly traded (i.e., the Stock is listed on any Established Securities Market or any similar system whereby the stock is regularly quoted by a recognized securities dealer), by a copy of instructions to a broker directing such broker to sell the shares of Stock for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option (“Cashless Exercise”); provided, however, a Cashless Exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, a Parent or Subsidiary in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited;

5.1.2 Stock-For-Stock Exercise. Paying all or a portion of the Exercise Price for the number of shares of Stock being purchased by tendering Stock which meets the Requisite Holding Period, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of shares of Stock with respect to which this option is being exercised;

5.1.3 Attestation Exercise. By a stock for stock exercise by means of attestation whereby the Participant identifies for delivery specific shares of Stock with respect to which the Requisite Holding Period has expired that have a Fair Market Value on the date of attestation equal to the Exercise Price multiplied by the number of shares of Stock with respect to which this option is being exercised, and receives a number of shares of Stock equal to the difference between the number of shares thereby exercised and the number of identified attestation shares of Stock; or

5.1.4 By notice of exercise including a statement directing the Company to retain such number of shares of Stock from transfer to the Optionee (“Stock Withholding”) that otherwise would be delivered by the Company upon exercise of the option having a Fair Market Value equal to all or part of the Exercise Price multiplied by the number of shares of Stock with respect to which this option is being exercised; provided that if the Exercise Price requires retention of a fractional share, the number of shares subject to Stock Withholding shall be rounded down and the Optionee will be required to pay the remainder of the aggregate Exercise Price by cash or check.

5.2 Withholding Payment. In addition to the Exercise Price, the Optionee shall be required to include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company, Parent or a Subsidiary as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise, if the Stock is publicly traded and the Cashless Exercise does not violate Section 402 of the Sarbanes-Oxley Act; (ii) tendering Stock owned by the Participant, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the withholding due for the number of shares being exercised; (iii) means of attestation whereby the Participant identifies for delivery specific shares of Stock already owned by Participant that have a Fair Market Value on the date of attestation equal to the withholding due for the number of shares being exercised; (iv) by paying all or a portion of the tax withholding for the number of shares being purchased by Stock Withholding from any transfer or payment to the Optionee; or (v) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding for the withholding payment shall not exceed an amount equal to the applicable minimum required tax withholding rates.

5.3 Promissory Note. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of shares of Stock and/or any federal, state, local or other income, excise or employment taxes withholding required in connection with the issuance of shares of Stock pursuant to the Plan to be paid with a full-recourse promissory note. However, if there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares of Stock shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

5.4 Exercise/Pledge. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge shares of Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

Section 6 Term And Expiration

6.1 Basic Term. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee’s Service with the Company, Parent and the Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee’s Service with the Company, Parent and Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee’s Service with the Company, Parent and Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

6.2 Exercise After Death. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. Unless otherwise specified in the Notice of Stock Option Grant to which this Agreement is attached, when the Optionee dies, this option shall expire immediately with respect to the number of shares of Stock for which this option is not yet exercisable.

6.3 Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability, or (iii) if the Optionee has been on an approved leave of absence, more than three months after the date on which the Optionee’s leave of absence first exceeds three months, or such longer period during which the Optionee’s reemployment rights are guaranteed by statute or by contract.

Section 7 Right Of Repurchase

7.1 Option Repurchase Right. Following a termination of the Optionee’s Service, the Company shall have the right to repurchase the Optionee’s vested and exercisable options at a price equal to the Fair Market Value of the Stock underlying such options, less the Exercise Price (the “Option Repurchase Right”).

7.2 Stock Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Section 7.4 below, the Stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for the Restricted Stock (the “Stock Repurchase Right”). Vested stock acquired under this Agreement shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Fair Market Value of the vested Stock.

7.3 Condition Precedent to Exercise. The Option Repurchase Right and Stock Repurchase Rights (collectively, the “Right of Repurchase”) shall be exercisable over Restricted Stock only during the six-month period next following the later of:

7.3.1 The date when the Optionee’s Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

7.3.2 The date when this option was exercised by the Optionee, the executors or administrators of the Optionee’s estate or any person who has acquired this option directly from the Optionee by bequest, inheritance, beneficiary designation or as a Permitted Transferee.

7.4 Lapse of Right of Repurchase. The Right of Repurchase shall lapse with respect to the shares of Stock subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, if (i) there is a Change in Control before the Optionee’s Service terminates and (ii) the Restricted Stock is cancelled without substitution of successor stock or payment of any consideration, the Right of Repurchase shall lapse and all of the remaining Restricted Stock shall become vested. The Right of Repurchase with respect to vested Stock shall lapse with respect to (i) shares of Stock that are registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) shares of Stock for which a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

7.5 Exercise of Right of Repurchase. The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the six-month period specified in Section 7.3 above. The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice. The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company (to the extent not already in the Company’s custody) properly endorsed for transfer; provided, however, that the failure to deliver such certificate(s) to the Company shall not prevent the Company from repurchasing any Stock under this Section 7. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to this Section 7. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock. The Right of Repurchase shall terminate with respect to any Restricted Stock for which it has not been timely exercised pursuant to this Section 7.5.

7.6 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

7.7 Termination of Rights as Optionee or Shareholder.

7.7.1 Termination of Rights as Optionee. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the option to be repurchased pursuant to the Company’s Option Repurchase Right in accordance with this Section 7, then after such time the person from whom such option is to be repurchased shall no longer have any rights as an optionee of this option (other than the right to receive payment of such consideration in accordance with this Agreement).

7.7.2 Termination of Rights as Shareholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased pursuant to the Company’s Stock Repurchase Right in accordance with this Section 7, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Stock shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

7.8 Retention of Restricted Stock. The Company shall retain in its custody all certificates for Restricted Stock (together with the collateral instruments of transfer executed in blank) until such time as the shares represented by such certificates are no longer Restricted Stock. Notwithstanding the foregoing, if the Company holds a single certificate representing both Restricted Stock and shares of

Stock that are vested, upon Optionee’s request (which request shall not be made more frequently than once very six months) the Company will cause a certificate representing the Shares of Stock that are vested to be delivered to the Participant, but the Company will retain a certificate representing the unvested shares of the Stock. Any new, substituted or additional securities or other property described in Section 7.6 above shall immediately be held in the Company’s custody, but only to the extent the shares of Stock are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in the Company’s custody) shall be paid directly to the Optionee and shall not be held in custody. Restricted Stock, together with any other assets or securities held in the Company’s custody hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee’s request to the extent the shares of Stock are no longer Restricted Stock (but not more frequently than once every six months). In any event, all shares of Stock which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee’s cessation of Service or (ii) the lapse of the Right of First Refusal.

7.9 Company’s Right to Assign. The Company may assign its Right of Repurchase to any person or entity chosen in the Company’s sole discretion.

Section 8 Right Of First Refusal

8.1 Right of First Refusal. If the Company’s stock is not readily tradable on an established securities market and the Optionee proposes to sell, pledge or otherwise transfer to a third party any shares of Stock acquired under this Agreement with respect to which the Requisite Holding Period has expired, or any interest in such shares of Stock, to any person, entity or organization (the “Transferee”) the Company shall have the Right of First Refusal with respect to all (and not less than all) of such shares of Stock (the “Right of First Refusal”). If the Optionee desires to transfer shares of Stock acquired under this Agreement, the Optionee shall give a written transfer notice (“Transfer Notice”) to the Company describing fully the proposed transfer, including the number of shares of Stock proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the shares of Stock. The Company shall have the right to purchase all, and not less than all, of the shares of Stock on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

8.2 Additional Shares or Substituted Securities. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any shares of Stock subject to this Section 8 or into which such shares of Stock thereby become convertible shall immediately be subject to this Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the shares of Stock subject to this Section 8.

8.3 Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, if the Stock is readily tradable on an established securities market when the Optionee desires to transfer shares of Stock, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by this Section 8.

8.4 Permitted Transfers. This Section 8 shall not apply to a transfer (i) by gift to a member of the Participant’s immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor. For purposes of this Section 8.4, “immediate family” shall mean the Optionee’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

8.5 Termination of Rights as Shareholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the shares of Stock to be purchased in accordance with this Section 8, then after such time the person from whom such shares of Stock are to be purchased shall no longer have any rights as a holder of such shares of Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares of Stock shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

8.6 Company’s Right to Assign. The Company may assign its Right of First Refusal to any person or entity chosen in the Company’s sole discretion.

Section 9. Obligation To Sell.

Notwithstanding anything herein to the contrary, if at any time following Optionee’s acquisition of shares of Stock hereunder, shareholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the “Control Sellers”) enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each shareholder who is not a Control Seller (a “Non-Control Seller”) to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

Section 10. Shareholders Agreement

As a condition to the transfer of Stock pursuant to this Stock Option Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its shareholders which exists on or after the Date of Grant (the “Shareholders Agreement”). If the Participant becomes a party to a Shareholders Agreement, in addition to the terms of the Plan and this Stock Option Agreement, the terms and conditions of Shareholders Agreement shall govern Participant’s rights in and to the Stock; and if there is any conflict between the provisions of the Shareholders Agreement and the Plan or any conflict between the provisions of the Shareholders Agreement and this Stock Option Agreement, the provisions of the Shareholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 10, if the Shareholders Agreement contains any provisions which would violate Section 25102(o) of the California Corporations Code if applied to the Participant, the terms of the Plan and this Stock Option Agreement shall govern the Participant’s rights with respect to such provisions.

Section 11. Legality Of Initial Issuance

No shares of Stock shall be issued upon the exercise of this option unless and until the Company has determined that:

11.1 It and the Optionee have taken any actions required to register the shares of Stock under the Securities Act of 1933, as amended (the “Securities Act”) or to perfect an exemption from the registration requirements thereof;

11.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

11.3 Any other applicable provision of state or federal law has been satisfied.

Section 12. No Registration Rights

The Company may, but shall not be obligated to, register or qualify the sale of shares of Stock under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of shares of Stock under this Agreement to comply with any law.

Section 13. Restrictions On Transfer

13.1 Securities Law Restrictions. Regardless of whether the offering and sale of shares of Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such shares of Stock (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

13.2 Market Stand-Off. If an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Stock acquired under this Agreement until the end of the applicable stand-off period If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Stock subject to the Market Stand-Off, or into which such shares of Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

13.3 Investment Intent at Grant. If sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree, at the time of exercise of this option, that the Stock being acquired upon the exercise of this option is being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

13.4 Investment Intent at Exercise. If the sale of shares of Stock under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the shares of Stock being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

13.5 Legends. All certificates evidencing shares of Stock purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN MISSION PRODUCE, INC. 2003 STOCK INCENTIVE PLAN AND THE OPTION AGREEMENT PURSUANT TO WHICH THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN AND OPTION AGREEMENT (INCLUDING THE COMPANY’S RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL CONTAINED THEREIN).”

13.6 Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Stock sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Stock but without such legend.

13.7 Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on the Optionee and all other persons.

Section 14. Miscellaneous Provisions

14.1 Rights as a Shareholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any shares of Stock subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such shares of Stock by filing a notice of exercise and paying the Exercise Price pursuant to Section 5 hereof.

14.2 Adjustments.

14.2.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then, then (i) the number and/or class of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

14.2.2 Liquidation, Dissolution, Merger or Consolidation. If a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of this option by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and this option by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of an option with substantially the same terms for this option; or (iv) the cancellation of this option without payment of any consideration, provided that if this option would be canceled in accordance with the foregoing, Optionee shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Optionee with a notice of cancellation, to exercise this option in whole or in part without regard to any installment exercise provisions in this Agreement.

14.3 No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

14.4 Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

If to the Company, to:

Mission Produce, Inc.

2500 Vineyard Ave., Suite 300

P.O. Box 5267

Oxnard, CA 93031-5267

If to Purchaser, to the address set forth in the records of the Company.

Any such notice request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage pre-paid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Section 14.4.

14.5 Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

14.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Option)

Mission Produce, Inc.

2500 Vineyard Ave., Suite 300

P.O. Box 5267

Oxnard, CA 93031-5267

The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase there-under ______* shares of Common Stock of Mission Produce, Inc. (the “Company”), and herewith encloses payment of $_______ in the form of ______________ in full payment of the purchase price of such shares being purchased.

Dated:___________________________

YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

(Signature must conform in all respects to name of holder as specified on the face of the Option)

(Please Print Name)

(Address)

*

Insert the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

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